Exhibit 21

Subsidiaries of ALLTEL Corporation

COMMUNICATIONS COMPANIES	State of Incorporation/Organization
Accucomm Networks, Inc.	Georgia
Accucomm Telecommunications, Inc.	Georgia
ALLTEL Alabama, Inc.	Alabama
ALLTEL Arkansas, Inc.	Arkansas
ALLTEL Carolina, Inc.	North Carolina
ALLTEL Cellular Associates of Arkansas Limited Partnership	Arkansas
ALLTEL Central Arkansas Cellular Limited Partnership	Arkansas
ALLTEL Communications B-Side Development Corp.	Louisiana
ALLTEL Communications Holdings of the Midwest, Inc.	Nebraska
ALLTEL Communications Investments, Inc.	Delaware
ALLTEL Communications of Arkansas RSA #12 Cellular Limited Partnership	Delaware
ALLTEL Communications of LaCrosse Limited Partnership	Wisconsin
ALLTEL Communications of Louisiana, Inc.	Louisiana
ALLTEL Communications of Michigan, Inc.	Louisiana
ALLTEL Communications of Michigan RSA #4, Inc.	Louisiana
ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership	Delaware
ALLTEL Communications of Michigan RSAs, Inc.	Louisiana
ALLTEL Communications of Mississippi RSA #2, Inc.	Mississippi
ALLTEL Communications of Mississippi RSA #6, Inc.	Mississippi
ALLTEL Communications of Mississippi RSA #7, Inc.	Mississippi
ALLTEL Communications of Nebraska, Inc.	Nebraska
ALLTEL Communications of New Mexico, Inc.	Delaware
ALLTEL Communications of North Arkansas Cellular Limited Partnership	Delaware
ALLTEL Communications of North Arkansas, Inc.	Louisiana
ALLTEL Communications of North Carolina Limited Partnership	North Carolina
ALLTEL Communications of North Louisiana Cellular Limited Partnership	Delaware
ALLTEL Communications of Ohio No. 2, Inc.	Delaware
ALLTEL Communications of Ohio No. 3, Inc.	Delaware
ALLTEL Communications of Pennsylvania No. 1, Inc.	Delaware
ALLTEL Communications of Petersburg, Inc.	Virginia
ALLTEL Communications of Pine Bluff, LLC	Arkansas
ALLTEL Communications of Saginaw MSA Limited Partnership	Delaware
ALLTEL Communications of Saginaw, Inc.	Louisiana
ALLTEL Communications of South Arkansas, Inc.	Louisiana
ALLTEL Communications of Southern Michigan Cellular Limited Partnership	Delaware
ALLTEL Communications of Southern Michigan, Inc.	Delaware
ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership	Delaware
ALLTEL Communications of Texarkana, Inc.	Louisiana
ALLTEL Communications of Texas Limited Partnership	Texas
ALLTEL Communications of the Midwest, Inc.	Nebraska
ALLTEL Communications of the Southwest Limited Partnership	Nevada
ALLTEL Communications of Virginia, Inc.	Virginia
ALLTEL Communications of Virginia No. 1, Inc.	Virginia
ALLTEL Communications Products, Inc.	Ohio
ALLTEL Communications Products International, Inc.	Ohio
ALLTEL Communications Southwest Holdings, Inc.	Delaware
ALLTEL Communications Wireless of Louisiana, Inc.	Louisiana
ALLTEL Communications Wireless, Inc.	Louisiana
ALLTEL Communications, Inc.	Delaware

ALLTEL Florida, Inc.	Florida
ALLTEL Georgia Communications Corp.	Georgia
ALLTEL Georgia, Inc.	Georgia
ALLTEL Kansas Limited Partnership	Delaware
ALLTEL Kentucky, Inc.	Kentucky
ALLTEL Mississippi, Inc.	Mississippi
ALLTEL Missouri, Inc.	Missouri
ALLTEL Nebraska, Inc.	Delaware
ALLTEL Network Services of the Midwest, Inc.	Nebraska
ALLTEL New York, Inc.	New York
ALLTEL NewCo No. 3, Inc.	Delaware
ALLTEL Northern Arkansas RSA Limited Partnership	Arkansas
ALLTEL Ohio, Inc.	Ohio
ALLTEL Ohio Limited Partnership	Delaware
ALLTEL Oklahoma, Inc.	Arkansas
ALLTEL Paging, Inc.	Louisiana
ALLTEL Pennsylvania, Inc.	Pennsylvania
ALLTEL Personal Access Network, Inc.	Louisiana
ALLTEL Publishing Corporation	Ohio
ALLTEL Publishing Listing Management Corporation	Pennsylvania
ALLTEL Remote Access, Inc.	Louisiana
ALLTEL South Carolina, Inc.	South Carolina
ALLTEL Systems of the Midwest, Inc.	Nebraska
ALLTEL Telelink, Inc.	Louisiana
ALLTEL Wireless Holdings, L.L.C.	Delaware
ALLTEL Wireless Holdings of Nebraska, Inc.	Nebraska
ALLTEL Wireless of Alabama, Inc.	Delaware
ALLTEL Wireless of Alexandria, LLC	Louisiana
ALLTEL Wireless of LaCrosse, LLC	Delaware
ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.	Michigan
ALLTEL Wireless of Mississippi RSA #5, L.L.C.	Louisiana
ALLTEL Wireless of North Louisiana, LLC	Louisiana
ALLTEL Wireless of Shreveport, LLC	Louisiana
ALLTEL Wireless of Texarkana, LLC	Louisiana
ALLTEL Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC	Delaware
ALLTEL Wireless of Wisconsin RSA #1, LLC	Delaware
ALLTEL Wireless of Wisconsin RSA #2, LLC	Delaware
ALLTEL Wireless of Wisconsin RSA #3, LLC	Delaware
ALLTEL Wireless of Wisconsin RSA #6, LLC	Delaware
ALLTEL Wireless of Wisconsin RSA #8, LLC	Delaware
ALLTEL Wireless of Wisconsin RSA #10, LLC	Delaware
Appleton-Oshkosh-Neenah MSA Limited Partnership	Wisconsin
Arkansas RSA #2 (Searcy County) Cellular Limited Partnership	Arkansas
Brownsville Cellular Telephone Co., Inc.	Delaware
Cellular Mobile Systems of Michigan RSA No. 7 Limited Partnership	Delaware
Cellular Plus Limited Partnership	Illinois
Celutel, Inc.	Delaware
Celutel of Biloxi, Inc.	Delaware
Charleston-North Charleston MSA Limited Partnership	Delaware
Eau Claire Cellular, Inc.	Colorado
Eau Claire Cellular Telephone Limited Partnership	Wisconsin
Fayetteville MSA Limited Partnership	Arkansas
Georgia ALLTEL Telecom, Inc.	Michigan
Georgia R.S.A. #8 Partnership	Georgia

Georgia R.S.A. #12 Partnership	Georgia
Georgia Telephone Corporation	Georgia
Jackson Cellular Telephone Co., Inc.	Delaware
Kentucky ALLTEL, Inc.	Delaware
KIN Network, Inc.	Kansas
Las Cruces Cellular Telephone Company	New Mexico
McAllen Cellular Telephone Co., Inc., The	Nevada
Missouri RSA #15 Limited Partnership	Missouri
Missouri RSA 2 Partnership	Missouri
New York NewCo Subsidiary, Inc.	Delaware
North Carolina RSA 15 Cellular Partnership	North Carolina
North Carolina RSA 5 Cellular Partnership	North Carolina
Northwest Arkansas RSA Limited Partnership	Delaware
North-West Cellular of Eau Claire, Inc.	Wisconsin
Ohio RSA #3 Limited Partnership	Ohio
Ohio RSA 2 Limited Partnership	Delaware
Ohio RSA 5 Limited Partnership	Delaware
Ohio RSA 6 Limited Partnership	Delaware
Oklahoma ALLTEL, Inc.	Oklahoma
Oklahoma RSA No. 4 South Partnership	Delaware
Pacific Telecom Cellular, Inc.	Wisconsin
Pacific Telecom Cellular of I-5 Mobilnet, Inc.	Washington
Pacific Telecom Cellular of Idaho, Inc.	Idaho
Pacific Telecom Cellular of Illinois, Inc.	Illinois
Pacific Telecom Cellular of Minnesota, Inc.	Minnesota
Pacific Telecom Cellular of Montana, Inc.	Montana
Pacific Telecom Cellular of Oregon, Inc.	Oregon
Pacific Telecom Cellular of South Dakota, Inc.	South Dakota
Pacific Telecom Cellular of Washington, Inc.	Washington
Pascagoula Cellular Partnership	District of Columbia
Pascagoula Cellular Services, Inc.	Mississippi
Pennsylvania RSA No. 10B(1) Limited Partnership	Delaware
Petersburg Cellular Partnership	Delaware
Radiofone, Inc.	Louisiana
Raleigh-Durham MSA Limited Partnership	Delaware
RCTC Wholesale Corporation	Virginia
Rochester NewCo Subsidiary, Inc.	Delaware
Saginaw Bay Cellular Company	Michigan
South Carolina RSA No. 2 Cellular General Partnership	South Carolina
South Carolina RSA No. 3 Cellular General Partnership	South Carolina
South Carolina RSA No. 4 Cellular General Partnership	South Carolina
South Carolina RSA No. 5 Cellular General Partnership	South Carolina
South Carolina RSA No. 6 Cellular General Partnership	South Carolina
South Carolina RSA No. 7 Cellular General Partnership	South Carolina
South Carolina RSA No. 8 Cellular General Partnership	South Carolina
South Carolina RSA No. 9 Cellular General Partnership	South Carolina
Standard Telephone Company	Georgia
Sugar Land Telephone Company	Texas
Syracuse NewCo Subsidiary, Inc.	Delaware
Telecor Cellular, Inc.	Louisiana
Teleview, Inc.	Georgia
Texas ALLTEL, Inc.	Texas
Texas RSA #11B Limited Partnership	Delaware
Texas RSA 7B2 Limited Partnership	Delaware

Toledo MSA Limited Partnership	Delaware
TriNet, Inc.	Georgia
Tucson 21 Cellular Limited Partnership	Delaware
Tyler/Longview/Marshall MSA Limited Partnership	Delaware
UC/PTC of Wisconsin, LLC	Wisconsin
Universal Cellular, Inc.	Wisconsin
Universal Cellular for New Mexico RSA #4, Inc.	New Mexico
Universal Cellular for Wisconsin RSA #8.1, Inc.	Wisconsin
Virginia RSA 2 Limited Partnership	Delaware
Western Reserve Telephone Company, The	Ohio
Williamsport/PA-8 Cellular Limited Partnership	Illinois
Wisconsin RSA #3 Limited Partnership	Wisconsin
Wisconsin RSA No. 8 Limited Partnership	Delaware
Wisconsin RSA #2 Partnership	Wisconsin
Wisconsin RSA #6 Partnership, LLP	Wisconsin
Youngstown-Warren MSA Limited Partnership	Delaware

OTHER COMPANIES	Country or State of Incorporation/Organization
Allied Information Services of the Philippines, Inc.	Philippines
ALLTEL Corporate Services, Inc.	Delaware
ALLTEL Distribution, Inc.	Delaware
ALLTEL Information (India) Private Limited	India
ALLTEL Information (Mauritius) Inc.	Mauritius
ALLTEL International Holdings, Inc.	Delaware
ALLTEL Investments, Inc.	Nevada
ALLTEL Management Corporation	Delaware
ALLTEL Mauritius Holdings, Inc.	Mauritius
ALLTEL Properties, LLC	Arkansas
Control Communications Industries, Inc.	Delaware
CP National Corporation	California
Dynalex, Inc.	California
Full Circle Insurance Limited	Bermuda
MVI Corp.	Oregon
Ocean Technology, Inc.	California
OTI International, Inc.	California